SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


 Pursuant to Section 13 or 15 (d) of the Securities Exchange
                         Act of 1934



Date of Report (Date of earliest event reported): February 7, 2001
                                                  ----------------


                        EMC CORPORATION
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   (Exact name of registrant as specified in its charter)


Massachusetts                  1-9853                 No. 04-2680009
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(State or other jurisdiction  (Commission           (I.R.S. Employer
of incorporation)              File Number)        Identification No.)



35 Parkwood Drive, Hopkinton, MA                      01748
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(Address of principal executive offices)             (zip code)



Registrant's telephone number, including area code:(508)435-1000
                                                   ------------------


                             N/A
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(Former Name or Former Address, if changed since last report)






Item 5.  Other Events.
---------------------

     On February 7, 2001, EMC Corporation ("EMC") and McDATA Corporation ("McDATA") announced that EMC had distributed as a dividend 81,000,000 shares of McDATA Class A common stock, par value $0.01 per share (the "Class A common stock") to EMC stockholders of record as of January 24, 2001, on a pro rata basis. EMC received no consideration in connection with the distribution. EMC distributed approximately
 .0368069 of a share of McDATA Class A common stock for each share of EMC common stock outstanding on the record date.


Item 7. Financial Statements Pro Forma Financial Information and Exhibits
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     (c) Exhibits

       99    EMC Corporation Press Release issued February 7, 2001.






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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EMC CORPORATION



                            By: /s/ Paul T. Dacier
                                -------------------
                                Paul T. Dacier
                                Senior Vice President and General Counsel




Date:  February 7, 2001


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                        EXHIBIT INDEX

Exhibit No.        Description
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99                 Press Release issued February 7, 2001.